EXHIBIT 10.2

                                 AMENDMENT NO. 3
                            Dated as of July 7, 1997
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                            Dated as of June 26, 1996

     This Amendment No. 3 ("Amendment") dated as of July 7, 1997 is entered into among AVIATION SALES OPERATING COMPANY, a Delaware corporation ("Borrower") and the "Lenders" (as defined in the Credit Agreement identified below) signatory hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

     WHEREAS, Borrower, Citicorp USA, Inc., Heller Financial, Inc., Congress Financial Corporation, The Sumitomo Bank, Limited, and National City Commercial Finance, Inc., as Lenders, and Citicorp USA, Inc., as Agent, are parties to that certain Amended and Restated Credit Agreement dated as of June 26, 1996, as amended (the "Credit Agreement");

     WHEREAS, Borrower has requested that the Revolving Credit Commitments be increased by $10,000,000 in the aggregate; and

     WHEREAS, subject to the terms and conditions stated herein, the Borrower and the Lenders have agreed to amend the Credit Agreement as set forth below in
SECTION 1;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     SECTION 8. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of July 7, 1997, subject to the satisfaction of the conditions precedent set forth in
SECTION 2 hereof, the Credit Agreement is hereby amended as follows:

         8.1 ARTICLE I is amended to delete the definition of "Revolving Credit Commitment" in its entirety and substitute the following therefor:

              "REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Lender, the obligation of such Lender to make Revolving Loans and Loans under the Acquisition Subfacility and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, in an aggregate amount at any time outstanding

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         which shall not exceed, (i) from July 7, 1997 through August 31, 1997, the principal amount set forth opposite such Lender's name under the heading "Revolving Credit Commitment" below:

         LENDER                                   REVOLVING CREDIT COMMITMENT
         ------                                   ---------------------------

         Citicorp USA, Inc.                              $18,285,714.29

         Heller Financial, Inc.                          $14,628,571.43

         Congress Financial Corporation                  $14,628,571.43

         The Sumitomo Bank, Limited                      $ 7,314,285.71

         National City Commercial Finance, Inc.          $ 9,142,857.14

              and (ii) from and after September 1, 1997, the principal amount set forth opposite such Lender's name under the heading "Revolving Credit Commitment" below:

        LENDER                                    REVOLVING CREDIT COMMITMENT
        ------                                    ---------------------------

        Citicorp USA, Inc.                               $12,571,428.57

        Heller Financial, Inc.                           $10,057,142.86

        Congress Financial Corporation                   $10,057,142.86

        The Sumitomo Bank, Limited                       $ 5,028,571.43

        National City Commercial Finance, Inc.           $ 6,285,714.29

              or on the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement, or to give effect to any applicable Assignment and Acceptance, and "REVOLVING CREDIT COMMITMENTS" means the aggregate principal amount of the Revolving Credit Commitments of all Revolving Lenders, the maximum amount of which shall be (a) $64,000,000 during the period July 7, 1997 through August 31, 1997 and (b) $44,000,000 from and after September 1, 1997, in each instance, as reduced from time to time pursuant to
              SECTION 4.01.

     8.2 SECTION 2.02(e) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

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                   (e) MAXIMUM REVOLVING CREDIT FACILITY. Notwithstanding
              anything in this Agreement to the contrary, in no event shall the aggregate principal Revolving Credit Obligations exceed the lesser of (i) the Maximum Revolving Credit Amount and (ii) $64,000,000 during the period July 7, 1997 through August 31, 1997 or $44,000,000 from and after September 1, 1997, such applicable amount is CLAUSE (ii) being reduced by the amount of each permanent reduction of the Revolving Credit Commitments made pursuant to SECTION 4.01(a) and SECTION 4.01(b).

     SECTION 9. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.

              9.1 This Amendment shall become effective as of July 7, 1997, if, and only if, the Agent shall have received on or before July 8, 1997, (a) a facsimile or original executed copy of this Amendment executed by the Borrower, the Requisite Lenders and each Lender whose Revolving Credit Commitment is increased pursuant to the terms hereof and (b) a facsimile or original executed copy of the fee letter dated as of the date hereof related to this Amendment, executed by the Borrower, and payment of the fee referenced in such fee letter.

     SECTION 10. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

              10.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

              10.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

              10.3 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

     SECTION 11. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

              11.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.


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              11.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              11.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     SECTION 12. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 13. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 14. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES OPERATING                     HELLER FINANCIAL, INC.
COMPANY

By:                                          By:
   -----------------------                      -----------------------
   Joseph E. Civiletto                          Name:
   Chief Financial Officer                      Title

CITICORP USA, INC.                           CONGRESS FINANCIAL
                                             CORPORATION

By:                                          By:
   -----------------------                      -----------------------
      Shapleigh B. Smith                        Name:
      Attorney-in-Fact                          Title:


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THE SUMITOMO BANK, LIMITED              NATIONAL CITY COMMERCIAL
                                        FINANCE, INC.

By:                                     By:
   ------------------------                ----------------------
   Name:                                   Name:
   Title:                                  Title:


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